                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                  June 4, 1996
                        (Date of earliest event reported)


                            BURLINGTON RESOURCES INC.
             (Exact name of registrant as specified in its charter)



              Delaware               1-9971                  91-1413284
         (State or other          (Commission              (IRS Employer
         Jurisdiction of          File Number)             Identification
          Incorporation)                                       Number)




                5051 Westheimer, Suite 1400, Houston, Texas 77056
               (Address of principal executive offices, zip code)






               Registrant's telephone number including area code:
                                 (713) 624-9500



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Item 5.    OTHER EVENTS

           Burlington Resources Inc.(the "Company") may, in discussions of its future plans, objectives, and expected performance in periodic reports filed by the Company with the Securities and Exchange Commission (or documents incorporated by reference therein) and in written and oral presentations made by the Company, include projections and other forward-looking statements. In accordance with Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, attached hereto as Exhibit
           99.1 and incorporated herein by reference is additional information concerning factors that could cause the Company's actual results to differ materially from such forward-looking statements.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

           (c) Exhibits                    Description

                  99.1      Cautionary Statement Relating to Forward-Looking
                            Statements



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    BURLINGTON RESOURCES INC.




                                    By /s/  Hays R. Warden
                                        Hays R. Warden
                                        Senior Vice President and Controller,
                                        and Chief Accounting Officer


Date:      June 4, 1996









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                                  EXHIBIT INDEX



                                                           Sequentially
Exhibit                                                      Numbered
Number             Exhibit                                     Page

  99.1            Cautionary Statement Relating to Forward-      4
                  Looking Statements



















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